MERRILL LYNCH
OREGON
MUNICIPAL
BOND FUND



[FUND LOGO]
STRATEGIC
         Performance



Semi-Annual Report

January 31, 1998



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch Oregon
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011                                          #16761 -- 1/98



[RECYCLE LOGO]
Printed on post-consumer recycled paper



Merrill Lynch Oregon Municipal Bond Fund         January 31, 1998

TO OUR SHAREHOLDERS

The Municipal Market Environment
During the six months ended January 31, 1998, long-term bond yields declined to recent historic lows. Prior to late October, the ongoing positive combination of moderate economic growth and low inflation had allowed interest rates to gradually move lower. During the last three months, however, the decline in interest rates was driven more by the continued turmoil in Asian equity markets than by fundamental concerns. A significant "flight to quality" has benefited the US Treasury bond market, particularly longer-maturity US Treasury bonds, as foreign investors have sought safe haven in the relative stability of US financial markets. Over the six months ended January 31, 1998, US Treasury bond yields declined approximately 50 basis points (0.50%) to 5.81%.

Without the ability to benefit from the tax advantage inherent in municipal bonds, foreign investors have not participated in the tax-exempt market. Consequently, municipal bond yields have not declined dramatically as have taxable US Treasury securities. Long-term municipal revenue bond yields, as measured by the Bond Buyer Revenue Index, declined only 15 basis points to end the six-month period ended January 31, 1998 at 5.33%. Nevertheless, tax-exempt bond yields have not reached these levels since the mid-1970s.

The increase in new municipal bond issuance over the past six months has also prevented the tax-exempt bond market from more closely mirroring the yield declines exhibited by its taxable counterpart. During the last six months, over $120 billion in new long-term municipal bonds were underwritten, an increase of over 30% compared to the same six-month period one year ago. As interest rates have continued to decline in recent months, new tax-exempt bond issuance has remained strong. Over $60 million in new long-term municipal securities were issued during the last three months, an increase of over 20% compared to the same three-month period ended January 31, 1997. During the past month, over $16 billion in new long-term municipal securities were underwritten, representing an increase of over 40% compared to the January 1997 level.

In our opinion, the recent correction in world equity markets has enhanced the near-term prospects for continued low, if not declining, interest rates in the United States. It is likely that the recent correction will result in slower US domestic growth in the coming months. This decline should be generated in part by reduced US export growth. Additionally, some decline in consumer spending can also be expected because of reduced consumer confidence. Perhaps more importantly, it is likely that, barring a dramatic and unexpected resurgence in domestic growth, the Federal Reserve Board will be unwilling to raise interest rates until the full impact of the equity market's corrections can be established.

All of these factors suggest that over the near term, interest rates, including tax-exempt bond yields, are unlikely to rise by any appreciable amount. It is probable that municipal bond yields will remain under some relative pressure because of continued strong new-issue supply. However, the recent pace of municipal bond issuance is likely to be unsustainable. Continued increases in bond issuance will require lower and lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond refinancings. Preliminary estimates of 1998 total municipal bond issuance are presently in the $195 billion -- $220 billion range. These estimates suggest that recent supply pressures are likely to abate somewhat next year, or at least exert only minimal technical pressure during 1998. Additionally, municipal bond investors received approximately $23 billion in January coupon payments, bond maturities and proceeds from early redemptions, which should serve to intensify investor demand in the near future. With tax-exempt bond yields at already attractive yield ratios relative to US Treasury bonds (approximately 90% at the end of December 1997), any further pressure on the municipal market may well represent an attractive investment opportunity.

Portfolio Strategy
Going into the second half of 1997, we maintained a slightly defensive posture for the Fund. During the six months ended January 31, 1998, several changes took place in the US economy which eased our concerns for a higher interest rate environment. In November 1997, we adopted a less defensive strategy in response to the Asian economic crisis and the continued domestic low inflation environment. This change in structure was obtained by maintaining a fully invested position and seeking out interest rate- sensitive issues when available.

While total municipal bond issuance increased by over 30% for the six months ended January 31, 1998 compared to the same six-month period last year, total Oregon municipal bond issuance decreased by almost 18% during 1997. Most issues were brought in the form of current-coupon bonds without attractive call protection. We did not participate in these issues since they did not benefit the Fund's overall portfolio structure. We expect issuance in Oregon to be strong going into 1998.

In the months ahead, we expect to maintain the Fund's fully invested position. We believe that interest rates will stay within their current trading range. We will look for periods of higher interest rates before adopting a more aggressive investment strategy.

In Conclusion
We appreciate your ongoing interest in Merrill Lynch Oregon Municipal Bond Fund, and we look forward to serving your investment needs in the months and years to come.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/VINCENT R. GIORDANO
Vincent R. Giordano
Senior Vice President

/S/THEODORE R. JAECKEL JR.
Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager

March 9, 1998

We are pleased to announce that Theodore R. Jaeckel Jr. is responsible for the day-to-day management of Merrill Lynch Oregon Municipal Bond Fund. Mr. Jaeckel has been employed by Merrill Lynch Asset Management, L.P. (an affiliate of the Fund's investment adviser) since 1991 as Vice President and Portfolio Manager.



PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

[bullet] Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

[bullet] Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

[bullet] Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

[bullet] Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.









Recent Performance Results
                                                                                                  12 Month        3 Month
                                                    1/31/98        10/31/97        1/31/97        % Change        % Change

Class A Shares*                                     $10.20          $9.98          $9.67           + 5.48%         +2.20%
Class B Shares*                                      10.20           9.98           9.67           + 5.48          +2.20
Class C Shares*                                      10.21           9.99           9.68           + 5.48          +2.20
Class D Shares*                                      10.20           9.98           9.67           + 5.48          +2.20
Class A Shares -- Total Return*                                                                    +10.59(1)       +3.42(2)
Class B Shares -- Total Return*                                                                    +10.03(3)       +3.29(4)
Class C Shares -- Total Return*                                                                    + 9.92(5)       +3.26(6)
Class D Shares -- Total Return*                                                                    +10.48(7)       +3.39(8)
Class A Shares -- Standardized 30-day Yield           3.78%
Class B Shares -- Standardized 30-day Yield           3.44%
Class C Shares -- Standardized 30-day Yield           3.34%
Class D Shares -- Standardized 30-day Yield           3.69%

 *  Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1) Percent change includes reinvestment of $0.469 per share ordinary income dividends.
(2) Percent change includes reinvestment of $0.120 per share ordinary income dividends.
(3) Percent change includes reinvestment of $0.419 per share ordinary income dividends.
(4) Percent change includes reinvestment of $0.107 per share ordinary income dividends.
(5) Percent change includes reinvestment of $0.409 per share ordinary income dividends.
(6) Percent change includes reinvestment of $0.104 per share ordinary income dividends.
(7) Percent change includes reinvestment of $0.459 per share ordinary income dividends.
(8) Percent change includes reinvestment of $0.117 per share ordinary income dividends.






Performance Summary -- Class A Shares

                               Net Asset Value               Capital Gains
Period Covered           Beginning         Ending             Distributed          Dividends Paid*          % Change**

8/27/93 -- 12/31/93       $10.00           $10.30                 --                   $0.185                + 4.89%
1994                       10.30             8.77                 --                    0.515                -10.01
1995                        8.77             9.80                 --                    0.489                +17.69
1996                        9.80             9.70                 --                    0.480                + 4.06
1997                        9.70            10.12                 --                    0.471                + 9.44
1/1/98 -- 1/31/98          10.12            10.20                 --                    0.032                + 1.19
                                                                                 Total $2.172
                                                                     Cumulative total return as of 1/31/98:  +28.02%**

 * Figures may include short-term capital gains distributions.
** Figures do not include sales charge; results would be lower if sales charge was included.






Performance Summary -- Class B Shares

                               Net Asset Value               Capital Gains
Period Covered           Beginning         Ending             Distributed          Dividends Paid*          % Change**

8/27/93 -- 12/31/93        $10.00          $10.30                 --                   $0.167                + 4.70%
1994                        10.30            8.77                 --                    0.468                -10.46
1995                         8.77            9.80                 --                    0.441                +17.10
1996                         9.80            9.70                 --                    0.431                + 3.54
1997                         9.70           10.12                 --                    0.421                + 8.88
1/1/98 -- 1/31/98           10.12           10.20                 --                    0.029                + 1.14
                                                                                 Total $1.957
                                                                     Cumulative total return as of 1/31/98:  +25.17%**

 * Figures may include short-term capital gains distributions.
** Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.






Performance Summary -- Class C Shares

                               Net Asset Value               Capital Gains
Period Covered           Beginning         Ending             Distributed          Dividends Paid*          % Change**

10/21/94 -- 12/31/94       $9.02           $8.78                  --                   $0.087                - 1.68%
1995                        8.78            9.81                  --                    0.432                +16.96
1996                        9.81            9.71                  --                    0.422                + 3.43
1997                        9.71           10.13                  --                    0.412                + 8.78
1/1/98 -- 1/31/98          10.13           10.21                  --                    0.028                + 1.14
                                                                                 Total $1.381
                                                                     Cumulative total return as of 1/31/98:  +30.85%**

 * Figures may include short-term capital gains distributions.
** Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.






Performance Summary -- Class D Shares

                               Net Asset Value               Capital Gains
Period Covered           Beginning         Ending             Distributed          Dividends Paid*          % Change**

10/21/94 -- 12/31/94       $9.02           $8.77                  --                   $0.100                - 1.65%
1995                        8.77            9.80                  --                    0.480                +17.58
1996                        9.80            9.70                  --                    0.470                + 3.96
1997                        9.70           10.12                  --                    0.461                + 9.33
1/1/98 -- 1/31/98          10.12           10.20                  --                    0.032                + 1.18
                                                                                 Total $1.543
                                                                     Cumulative total return as of 1/31/98:  +32.99%**

 * Figures may include short-term capital gains distributions.
** Figures do not include sales charge; results would be lower if sales charge was included.




Average Annual Total Return

                              % Return Without        % Return With
                                Sales Charge          Sales Charge**
Class A Shares*
Year Ended 12/31/97                +9.44%                 +5.06%
Inception (8/27/93)
through 12/31/97                   +5.56                  +4.58

 * Maximum sales charge is 4%.
** Assuming maximum sales charge.


                                 % Return                % Return
                               Without CDSC             With CDSC**
Class B Shares*
Year Ended 12/31/97                +8.88%                 +4.88%
Inception (8/27/93)
through 12/31/97                   +5.03                  +5.03

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
** Assuming payment of applicable contingent deferred sales charge.


                                 % Return                % Return
                               Without CDSC             With CDSC**
Class C Shares*
Year Ended 12/31/97                +8.78%                 +7.78%
Inception (10/21/94)
through 12/31/97                   +8.40                  +8.40

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.


                              % Return Without        % Return With
                                Sales Charge          Sales Charge**
Class D Shares*
Year Ended 12/31/97                +9.33%                 +4.96%
Inception (10/21/94)
through 12/31/97                   +8.93                  +7.55

 * Maximum sales charge is 4%.
** Assuming maximum sales charge.





Merrill Lynch Oregon Municipal Bond Fund                                                                      January 31, 1998

SCHEDULE OF INVESTMENTS                                                                                          (in Thousands)

S&P               Moody's       Face                                                                                    Value
Ratings           Ratings      Amount                    Issue                                                        (Note 1a)


Oregon -- 78.2%
AAA                Aaa         $1,000     Chemeketa, Oregon, Community College District, UT, 5.95% due 6/01/2016
                                          (e)                                                                           $1,087
AAA                Aaa            500     Columbia River, Oregon, Peoples Utility District, Refunding, UT, 5% due
                                          6/01/2006 (d)                                                                    526
BBB+               NR*            900     Klamath Falls, Oregon, Intercommunity Hospital Authority Revenue Bonds
                                          (Gross-Merle West Medical Center Project), Series A, 7.10% due 9/01/2024       1,010
AAA                Aaa            500     Lincoln County, Oregon, School District, UT, 5.25% due 6/15/2012 (e)             526
AAA                Aaa            970     Marion County, Oregon, Union High School District No. 007J (Silverton), UT,
                                          7% due 6/01/2010 (c)                                                           1,119
AAA                Aaa            850     Morrow County, Oregon, School District No. 001, UT, 6% due 6/01/2007 (b)         960
AAA                Aaa          2,650     Oregon Health Sciences University Revenue Bonds, Insured Series A, 5.75%**
                                          due 7/01/2021 (b)                                                                813
NR*                Baa2           500     Oregon State Economic Development Revenue Refunding Bonds (Georgia Pacific
                                          Corp. Project), Series 183, 5.70% due 12/01/2025                                 518
                                          Oregon State Health, Housing, Educational and Cultural Facilities Authority
                                          Revenue Bonds, Series A:
NR*                VMIG1+         200     (Guide Dogs for the Blind), VRDN, 3.60% due 7/01/2025 (a)                        200
A+                 NR*            500     Refunding (Reed College Project), 5.375% due 7/01/2025                           511
AA                 Aaa            850     Oregon State Higher Education Building Improvement Bonds, UT, Series A,
                                          6.45% due 8/01/2004 (g)                                                          965
NR*                Aa2          1,000     Oregon State Housing and Community Services Department, Mortgage Revenue
                                          Bonds AMT, Series A, 6.20% due 7/01/2027                                       1,061
                                          Oregon State Housing and Community Services Department, Mortgage Revenue
                                          Bonds (S/F Mortgage Program):
NR*                Aa2          1,000     AMT, Series E, 7.10% due 7/01/2014                                             1,071
NR*                Aa2            475     Refunding, Series A, 6.40% due 7/01/2018                                         506
NR*                Aa2          1,050     Series B, 6.875% due 7/01/2028                                                 1,126
                                          Port of Portland, Oregon, International Airport Revenue Bonds (Portland
                                          International Airport), AMT, Series 7B (b):
AAA                Aaa            950     7.10% due 1/01/2012 (g)                                                        1,172
AAA                Aaa             50     7.10% due 7/01/2021                                                               55
A1+                A3             500     Port Saint Helens, Oregon, PCR (Portland General Electric Company Project),
                                          VRDN, AMT, Series A, 3.70% due 8/01/2014 (a)                                     500
                                          Port Umpqua, Oregon, PCR, Refunding (International Paper Co. Projects):
A-                 A3             500     Series A, 5.05% due 6/01/2009                                                    514
A-                 A3             500     Series B, 5.20% due 6/01/2011                                                    516
A+                 A1           1,500     Portland, Oregon, Sewer System Revenue Bonds, Series A, 6.25% due 6/01/2004
                                          (g)                                                                            1,679
AAA                Aaa          1,000     Tillamook County, Oregon, GO, UT, 6.25% due 1/01/2014 (e)                      1,114

Puerto Rico -- 17.2%
AAA                Aaa          2,720     Puerto Rico Commonwealth, GO, UT, 7% due 7/01/2010 (d)                         3,376
AAA                Aaa            400     Puerto Rico Electric Power Authority, Power Revenue Bonds, STRIPES,
                                          Series T, 7.772% due 7/01/2005 (c)(f)                                            484
                                                                                                                     ---------
Total Investments (Cost -- $19,249) -- 95.4%                                                                            21,409

Other Assets Less Liabilities -- 4.6%                                                                                    1,036
                                                                                                                     ---------
Net Assets -- 100.0%                                                                                                   $22,445
                                                                                                                     =========

(a) The interest rate is subject to change periodically based upon prevailing market rates.
    The interest rate shown is the rate in effect at January 31, 1998.
(b) MBIA Insured.
(c) FSA Insured.
(d) AMBAC Insured.
(e) FGIC Insured.
(f) The interest rate is subject to change periodically and inversely based upon prevailing market rates.
    The interest rate shown is the rate in effect at January 31, 1998.
(g) Prerefunded.
 *  Not Rated.
**  Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
 +  Highest short-term rating by Moody's Investors Service, Inc.


PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch Oregon Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of some of the securities according to the list at right.

AMT      Alternative Minimum Tax (subject to)
GO       General Obligation Bonds
PCR      Pollution Control Revenue Bonds
S/F      Single-Family
STRIPES  Short-Term Rate Inverse Payment Exempt Securities
UT       Unlimited Tax
VRDN     Variable Rate Demand Notes

See Notes to Financial Statements.






FINANCIAL INFORMATION


Statement of Assets and Liabilities as of January 31, 1998

Assets:               Investments, at value (identified cost -- $19,249,441) (Note 1a)                              $21,408,640
                      Cash                                                                                              155,387
                      Receivables:
                      Securities sold                                                               $816,667
                      Interest                                                                       184,950
                      Beneficial interest sold                                                        32,161          1,033,778
                                                                                                 -----------
                      Deferred organization expenses (Note 1e)                                                            8,323
                      Prepaid registration fees and other assets (Note 1e)                                                3,559
                                                                                                                    -----------
                      Total assets                                                                                   22,609,687
                                                                                                                    -----------

Liabilities:          Payables:
                      Beneficial interest redeemed                                                    53,017
                      Dividends to shareholders (Note 1f)                                             15,454
                      Distributor (Note 2)                                                             8,099
                      Investment adviser (Note 2)                                                      3,822             80,392
                                                                                                 -----------
                      Accrued expenses and other liabilities                                                             84,773
                                                                                                                    -----------
                      Total liabilities                                                                                 165,165
                                                                                                                    -----------

Net Assets:           Net assets                                                                                    $22,444,522
                                                                                                                    ===========

Net Assets            Class A Shares of beneficial interest, $.10 par value, unlimited number of
Consist of:           shares authorized                                                                                 $32,823
                      Class B Shares of beneficial interest, $.10 par value, unlimited number of
                      shares authorized                                                                                 160,275
                      Class C Shares of beneficial interest, $.10 par value, unlimited number of
                      shares authorized                                                                                  20,770
                      Class D Shares of beneficial interest, $.10 par value, unlimited number of
                      shares authorized                                                                                   6,140
                      Paid-in capital in excess of par                                                               22,619,412
                      Accumulated realized capital losses on investments -- net (Note 5)                             (2,554,097)
                      Unrealized appreciation on investments -- net                                                   2,159,199
                                                                                                                    -----------
                      Net assets                                                                                    $22,444,522
                                                                                                                    ===========

Net Asset Value:      Class A -- Based on net assets of $3,348,033 and 328,233 shares of
                      beneficial interest outstanding                                                                    $10.20
                                                                                                                    ===========
                      Class B -- Based on net assets of $16,349,994 and 1,602,749 shares of
                      beneficial interest outstanding                                                                    $10.20
                                                                                                                    ===========
                      Class C -- Based on net assets of $2,120,258 and 207,697 shares of
                      beneficial interest outstanding                                                                    $10.21
                                                                                                                    ===========
                      Class D -- Based on net assets of $626,237 and 61,396 shares of
                      beneficial interest outstanding                                                                    $10.20
                                                                                                                    ===========

                      See Notes to Financial Statements.






Statement of Operations
                                                                                                      For the Six Months Ended
                                                                                                          January 31, 1998

Investment Income     Interest and amortization of premium and discount earned                                        $631,232
(Note 1d):

Expenses:             Investment advisory fees (Note 2)                                           $63,315
                      Account maintenance and distribution fees -- Class B (Note 2)                42,587
                      Professional fees                                                            28,528
                      Accounting services (Note 2)                                                 19,758
                      Printing and shareholder reports                                              8,375
                      Account maintenance and distribution fees -- Class C (Note 2)                 6,312
                      Transfer agent fees -- Class B (Note 2)                                       4,523
                      Registration fees (Note 1e)                                                   4,038
                      Amortization of organization expenses (Note 1e)                               3,841
                      Pricing fees                                                                  1,749
                      Custodian fees                                                                1,190
                      Transfer agent fees -- Class A (Note 2)                                         720
                      Trustees' fees and expenses                                                     650
                      Transfer agent fees -- Class C (Note 2)                                         536
                      Account maintenance fees -- Class D (Note 2)                                    288
                      Transfer agent fees -- Class D (Note 2)                                         125
                      Other                                                                         1,259
                                                                                               ----------
                      Total expenses before reimbursement                                         187,794
                      Reimbursement of expenses (Note 2)                                          (40,291)
                                                                                               ----------
                      Total expenses after reimbursement                                                               147,503
                                                                                                                    ----------
                      Investment income -- net                                                                         483,729
                                                                                                                    ----------

Realized &            Realized gain on investments -- net                                                              135,731
Unrealized Gain on    Change in unrealized appreciation on investments -- net                                          315,952
Investments -- Net                                                                                                  ----------
(Notes 1b, 1d & 3):   Net Increase in Net Assets Resulting from Operations                                            $935,412
                                                                                                                    ==========

                      See Notes to Financial Statements.






Statements of Changes in Net Assets
                                                                                                  For the Six           For the
                                                                                                 Months Ended         Year Ended
                                                                                                  January 31,           July 31,
Increase (Decrease) in Net Assets:                                                                   1998                 1997

Operations:            Investment income -- net                                                    $483,729           $1,128,807
                       Realized gain on investments -- net                                          135,731              504,081
                       Change in unrealized appreciation/depreciation on investments -- net         315,952              688,160
                                                                                               ------------         ------------
                       Net increase in net assets resulting from operations                         935,412            2,321,048
                                                                                               ------------         ------------

Dividends &            Investment income -- net:
Distributions to       Class A                                                                      (76,747)            (170,118)
Shareholders           Class B                                                                     (351,534)            (860,053)
(Note 1f):             Class C                                                                      (42,394)             (86,440)
                       Class D                                                                      (13,054)             (12,196)
                       Realized gain on investments -- net:
                       Class A                                                                         (966)                  --
                       Class B                                                                       (4,806)                  --
                       Class C                                                                         (593)                  --
                       Class D                                                                         (181)                  --
                                                                                               ------------         ------------
                       Net decrease in net assets resulting from dividends and distributions
                       to shareholders                                                             (490,275)          (1,128,807)
                                                                                               ------------         ------------

Beneficial Interest    Net decrease in net assets derived from beneficial interest transactions  (1,582,275)          (4,784,283)
Transactions                                                                                   ------------         ------------
(Note 4):

Net Assets:            Total decrease in net assets                                              (1,137,138)          (3,592,042)
                       Beginning of period                                                       23,581,660           27,173,702
                                                                                               ------------         ------------
                       End of period                                                            $22,444,522          $23,581,660
                                                                                               ============         ============

                       See Notes to Financial Statements.






Financial Highlights
                                                                                           Class A
                                                                 For the                                            For the
                                                                   Six                                              Period
                                                                  Months                                            Aug. 27,
The following per share data and ratios have been derived         Ended                                            1993+ to
from information provided in the financial statements.           Jan. 31,          For the Year Ended July 31,      July 31,
                                                                   1998           1997        1996        1995        1994
Increase (Decrease) in Net Asset Value:

Per Share            Net asset value, beginning of period        $10.00          $9.52       $9.40       $9.41      $10.00
Operating                                                     ---------      ---------   ---------   ---------   ---------
Performance:         Investment income -- net                       .24            .47         .48         .50         .48
                     Realized and unrealized gain (loss) on
                     investments -- net                             .20            .48         .12        (.01)       (.58)
                                                              ---------      ---------   ---------   ---------   ---------
                     Total from investment operations               .44            .95         .60         .49        (.10)
                                                              ---------      ---------   ---------   ---------   ---------
                     Less dividends and distributions:
                     Investment income -- net                      (.24)          (.47)       (.48)       (.50)       (.48)
                     In excess of realized gain on
                     investments -- net                              --             --          --          --        (.01)
                     Realized gain on investments -- net             --+++++        --          --          --          --
                                                              ---------      ---------   ---------   ---------   ---------
                     Total dividends and distributions             (.24)          (.47)       (.48)       (.50)       (.49)
                                                              ---------      ---------   ---------   ---------   ---------
                     Net asset value, end of period              $10.20         $10.00       $9.52       $9.40       $9.41
                                                              =========      =========   =========   =========   =========

Total Investment     Based on net asset value per share            4.45%++++     10.27%       6.52%       5.54%      (1.13%)++++
Return:**                                                     =========      =========   =========   =========   =========

Ratios to Average    Expenses, net of reimbursement                 .85%*          .78%        .53%        .31%        .08%*
Net Assets:                                                   =========      =========   =========   =========   =========
                     Expenses                                      1.20%*         1.22%       1.17%       1.23%       1.30%*
                                                              =========      =========   =========   =========   =========
                     Investment income -- net                      4.64%*         4.88%       5.06%       5.51%       5.26%*
                                                              =========      =========   =========   =========   =========

Supplemental         Net assets, end of period (in thousands)    $3,348         $3,232      $3,904      $4,332      $6,712
Data:                                                         =========      =========   =========   =========   =========
                     Portfolio turnover                           25.30%         40.62%     103.61%     142.77%      52.88%
                                                              =========      =========   =========   =========   =========

                   * Annualized.
                  ** Total investment returns exclude the effects of sales loads.
                   + Commencement of operations.
                ++++ Aggregate total investment return.
               +++++ Amount is less than $.01 per share.

                     See Notes to Financial Statements.






                                                                                           Class B
                                                                 For the                                            For the
                                                                   Six                                              Period
                                                                  Months                                            Aug. 27,
The following per share data and ratios have been derived         Ended                                            1993+ to
from information provided in the financial statements.           Jan. 31,          For the Year Ended July 31,      July 31,
                                                                   1998           1997        1996        1995        1994
Increase (Decrease) in Net Asset Value:


Per Share            Net asset value, beginning of period        $10.00          $9.52       $9.40       $9.41      $10.00
Operating                                                     ---------      ---------   ---------   ---------   ---------
Performance:         Investment income -- net                       .21            .42         .44         .45         .43
                     Realized and unrealized gain (loss) on
                     investments -- net                             .20            .48         .12        (.01)       (.58)
                                                              ---------      ---------   ---------   ---------   ---------
                     Total from investment operations               .41            .90         .56         .44        (.15)
                                                              ---------      ---------   ---------   ---------   ---------
                     Less dividends and distributions:
                     Investment income -- net                      (.21)          (.42)       (.44)       (.45)       (.43)
                     In excess of realized gain on
                     investments -- net                              --             --          --          --        (.01)
                     Realized gain on investments -- net             --+++++        --          --          --          --
                                                              ---------      ---------   ---------   ---------   ---------
                     Total dividends and distributions             (.21)          (.42)       (.44)       (.45)       (.44)
                                                              ---------      ---------   ---------   ---------   ---------
                     Net asset value, end of period              $10.20         $10.00       $9.52       $9.40       $9.41
                                                              =========      =========   =========   =========   =========

Total Investment     Based on net asset value per share            4.18%++++      9.72%       5.97%       5.00%      (1.59%)++++
Return:**                                                     =========      =========   =========   =========   =========

Ratios to Average    Expenses, net of reimbursement                1.36%*         1.29%       1.04%        .84%        .58%*
Net Assets:                                                   =========      =========   =========   =========   =========
                     Expenses                                      1.71%*         1.73%       1.68%       1.75%       1.80%*
                                                              =========      =========   =========   =========   =========
                     Investment income -- net                      4.13%*         4.37%       4.55%       4.99%       4.75%*
                                                              =========      =========   =========   =========   =========

Supplemental         Net assets, end of period (in thousands)   $16,350        $17,888     $21,542     $25,861     $25,493
Data:                                                         =========      =========   =========   =========   =========
                     Portfolio turnover                           25.30%         40.62%     103.61%     142.77%      52.88%
                                                              =========      =========   =========   =========   =========

                   * Annualized.
                  ** Total investment returns exclude the effects of sales loads.
                   + Commencement of operations.
                ++++ Aggregate total investment return.
               +++++ Amount is less than $.01 per share.

                     See Notes to Financial Statements.






                                                                                             Class C
                                                                       For the                                      For the
                                                                        Six                                         Period
                                                                       Months                                       Oct. 21,
The following per share data and ratios have been derived              Ended               For the Year            1994+ to
from information provided in the financial statements.                Jan. 31,            Ended July 31,            July 31,
                                                                        1998            1997         1996             1995
Increase (Decrease) in Net Asset Value:

Per Share            Net asset value, beginning of period             $10.00           $9.53        $9.40            $9.02
Operating                                                          ---------       ---------    ---------        ---------
Performance:         Investment income -- net                            .20             .41          .43              .34
                     Realized and unrealized gain on investments
                     -- net                                              .21             .47          .13              .38
                                                                   ---------       ---------    ---------        ---------
                     Total from investment operations                    .41             .88          .56              .72
                                                                   ---------       ---------    ---------        ---------
                     Less dividends and distributions:
                     Investment income -- net                           (.20)           (.41)        (.43)            (.34)
                     Realized gain on investments -- net                  --+++++         --           --               --
                                                                   ---------       ---------    ---------        ---------
                     Total dividends and distributions                  (.20)           (.41)        (.43)            (.34)
                                                                   ---------       ---------    ---------        ---------
                     Net asset value, end of period                   $10.21          $10.00        $9.53            $9.40
                                                                   =========       =========    =========        =========

Total Investment     Based on net asset value per share                 4.23%++++       9.50%        5.97%            8.19%++++
Return:**                                                          =========       =========    =========        =========

Ratios to Average    Expenses, net of reimbursement                     1.45%*          1.39%        1.16%            1.00%*
Net Assets:                                                        =========       =========    =========        =========
                     Expenses                                           1.80%*          1.83%        1.79%            1.88%*
                                                                   =========       =========    =========        =========
                     Investment income -- net                           4.03%*          4.28%        4.45%            4.68%*
                                                                   =========       =========    =========        =========

Supplemental         Net assets, end of period (in thousands)         $2,121          $2,063       $1,555             $853
Data:                                                              =========       =========    =========        =========
                     Portfolio turnover                                25.30%          40.62%      103.61%          142.77%
                                                                   =========       =========    =========        =========

                   * Annualized.
                  ** Total investment returns exclude the effects of sales loads.
                   + Commencement of operations.
                ++++ Aggregate total investment return.
               +++++ Amount is less than $.01 per share.

                     See Notes to Financial Statements.






                                                                                             Class D
                                                                       For the                                      For the
                                                                        Six                                         Period
                                                                       Months                                       Oct. 21,
The following per share data and ratios have been derived              Ended               For the Year            1994+ to
from information provided in the financial statements.                Jan. 31,            Ended July 31,            July 31,
                                                                        1998            1997         1996             1995
Increase (Decrease) in Net Asset Value:

Per Share            Net asset value, beginning of period             $10.00           $9.52        $9.39            $9.02
Operating                                                          ---------       ---------    ---------        ---------
Performance:         Investment income -- net                            .23             .46          .47              .38
                     Realized and unrealized gain on investments
                     -- net                                              .20             .48          .13              .37
                                                                   ---------       ---------    ---------        ---------
                     Total from investment operations                    .43             .94          .60              .75
                                                                   ---------       ---------    ---------        ---------
                     Less dividends and distributions:
                     Investment income -- net                           (.23)           (.46)        (.47)            (.38)
                     Realized gain on investments -- net                  --+++++         --           --               --
                                                                   ---------       ---------    ---------        ---------
                     Total dividends and distributions                  (.23)           (.46)        (.47)            (.38)
                                                                   ---------       ---------    ---------        ---------
                     Net asset value, end of period                   $10.20          $10.00        $9.52            $9.39
                                                                   =========       =========    =========        =========

Total Investment     Based on net asset value per share                 4.40%++++      10.17%        6.52%            8.55%++++
Return:**                                                          =========       =========    =========        =========

Ratios to Average    Expenses, net of reimbursement                      .95%*           .90%         .63%             .51%*
Net Assets:                                                        =========       =========    =========        =========
                     Expenses                                           1.30%*          1.32%        1.28%            1.39%*
                                                                   =========       =========    =========        =========
                     Investment income -- net                           4.54%*          4.76%        4.97%            5.12%*
                                                                   =========       =========    =========        =========

Supplemental         Net assets, end of period (in thousands)           $626            $399         $173             $188
Data:                                                              =========       =========    =========        =========
                     Portfolio turnover                                25.30%          40.62%      103.61%          142.77%
                                                                   =========       =========    =========        =========

                   * Annualized.
                  ** Total investment returns exclude the effects of sales loads.
                   + Commencement of operations.
                ++++ Aggregate total investment return.
               +++++ Amount is less than $.01 per share.

                     See Notes to Financial Statements.




Merrill Lynch Oregon Municipal Bond Fund              January 31, 1998

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Oregon Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

[bullet] Financial futures contracts -- The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses and prepaid registration fees -- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion. For the six months ended January 31, 1998, FAM earned fees of $63,315, of which $40,291 was voluntarily waived.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                   Account
                                 Maintenance           Distribution
                                     Fee                   Fee

Class B                             0.25%                 0.25%
Class C                             0.25%                 0.35%
Class D                             0.10%                   --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended January 31, 1998, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class D Shares as follows:

                                    MLFD                  MLPF&S

Class D                             $203                  $2,250

For the six months ended January 31, 1998, MLPF&S received contingent deferred sales charges of $13,691 and $182 relating to transactions in Class B and Class C Shares, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 1998 were $5,997,693 and $5,336,506, respectively.

Net realized and unrealized gains as of January 31, 1998 were as follows:

                                 Realized               Unrealized
                                  Gains                   Gains

Long-term investments            $135,731               $2,159,199
                             ------------             ------------
Total                            $135,731               $2,159,199
                             ============             ============

As of January 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $2,159,199, all of which related to appreciated securities. The aggregate cost of investments at January 31, 1998 for Federal income tax purposes was $19,249,441.

4. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest transactions was $1,582,275 and $4,784,283 for the six months ended January 31, 1998 and for the year ended July 31, 1997, respectively.

Transactions in shares of beneficial interest for each class were as follows:

Class A Shares for the Six                                 Dollar
Months Ended January 31, 1998         Shares               Amount

Shares sold                           12,367              $123,585
Shares issued to shareholders
in reinvestment of dividends
and distributions                      5,593                55,991
                                ------------          ------------
Total issued                          17,960               179,576
Shares redeemed                      (13,004)             (129,998)
                                ------------          ------------
Net increase                           4,956               $49,578
                                ============          ============

Class A Shares for the Year                                Dollar
Ended July 31, 1997                  Shares                Amount

Shares sold                           37,316              $360,520
Shares issued to shareholders
in reinvestment of dividends          11,762               113,681
                                ------------          ------------
Total issued                          49,078               474,201
Shares redeemed                     (135,962)           (1,313,376)
                                ------------          ------------
Net decrease                         (86,884)            $(839,175)
                                ============          ============

Class B Shares for the Six                                 Dollar
Months Ended January 31, 1998        Shares                Amount

Shares sold                          124,436            $1,247,237
Shares issued to shareholders
in reinvestment of dividends
and distributions                     16,093               161,068
                                ------------          ------------
Total issued                         140,529             1,408,305
Automatic conversion of shares        (7,561)              (75,441)
Shares redeemed                     (319,557)           (3,195,964)
                                ------------          ------------
Net decrease                        (186,589)          $(1,863,100)
                                ============          ============

Class B Shares for the Year                                Dollar
Ended July 31, 1997                  Shares                Amount

Shares sold                          209,679            $2,026,849
Shares issued to shareholders
in reinvestment of dividends          42,397               409,629
                                ------------          ------------
Total issued                         252,076             2,436,478
Automatic conversion of shares       (10,731)             (103,105)
Shares redeemed                     (715,041)           (6,901,484)
                                ------------          ------------
Net decrease                        (473,696)          $(4,568,111)
                                ============          ============

Class C Shares for the Six                                 Dollar
Months Ended January 31, 1998        Shares                Amount

Shares sold                           31,883              $319,127
Shares issued to shareholders
in reinvestment of dividends
and distributions                      3,219                32,252
                                ------------          ------------
Total issued                          35,102               351,379
Shares redeemed                      (33,588)             (333,487)
                                ------------          ------------
Net increase                           1,514               $17,892
                                ============          ============

Class C Shares for the Year                                Dollar
Ended July 31, 1997                  Shares                Amount

Shares sold                          160,039            $1,543,944
Shares issued to shareholders
in reinvestment of dividends           6,578                63,646
                                ------------          ------------
Total issued                         166,617             1,607,590
Shares redeemed                     (123,601)           (1,195,407)
                                ------------          ------------
Net increase                          43,016              $412,183
                                ============          ============

Class D Shares for the Six                                 Dollar
Months Ended January 31, 1998        Shares                Amount

Shares sold                           16,268              $162,040
Automatic conversion of shares         7,562                75,441
Shares issued to shareholders
in reinvestment of dividends
and distributions                        576                 5,775
                                ------------          ------------
Total issued                          24,406               243,256
Shares redeemed                       (2,967)              (29,901)
                                ------------          ------------
Net increase                          21,439              $213,355
                                ============          ============

Class D Shares for the Year                                Dollar
Ended July 31, 1997                  Shares                Amount

Shares sold                           10,153               $99,282
Automatic conversion of shares        10,732               103,105
Shares issued to shareholders
in reinvestment of dividends             872                 8,438
                                ------------          ------------
Total issued                          21,757               210,825
Shares redeemed                           (1)                   (5)
                                ------------          ------------
Net increase                          21,756              $210,820
                                ============          ============

5. Capital Loss Carryforward:
At July 31, 1997, the Fund had a net capital loss carryforward of approximately $2,478,000, of which $1,245,000 expires in 2003 and $1,233,000 expires in 2004. This amount will be available to offset like amounts of any future taxable gains.



OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Theodore R. Jaeckel Jr., Vice President
Gerald M. Richard, Treasurer
Robert E. Putney, III, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863